UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024
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Clearwater Analytics Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900 Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 208 433-1200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2024, Clearwater Analytics Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. Holders of the Company’s Class A common stock and Class B common stock were entitled to one vote per share held as of the close of business on April 15, 2024 (the “Record Date”) and holders of the Company’s Class C common stock and Class D common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Annual Meeting. The final results with respect to each proposal are set forth below:

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as Class III directors until the 2027 Annual Meeting and until their successors are duly elected and qualified, with the vote totals as set forth in the table below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric Lee	1,057,865,515	62,937,393	8,708,694
Cary Davis	1,066,579,273	54,223,635	8,708,694
Andrew Young	1,066,567,358	54,235,550	8,708,694

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the following votes:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
1,129,331,855	111,927	67,820	—

Proposal 3 – Advisory Non-Binding Vote Regarding the Company’s Executive Compensation

The results of the advisory non-binding vote regarding the Company’s executive compensation were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
1,027,622,383	93,099,433	81,092	8,708,694

Proposal 4 – Advisory Non-Binding Vote Regarding How Frequently the Company’s Stockholders Will Vote on Executive Compensation

The results of the advisory non-binding vote regarding how frequently the Company’s stockholders will vote on the Company’s executive compensation were as follows:

One Year	Two Years	Three Years	Votes Withheld	Broker Non-Votes
124,552,457	55,004	996,106,883	88,563	8,708,695

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	June 17, 2024	By:	/s/ Alphonse Valbrune
Alphonse Valbrune, Chief Legal Officer and Corporate Secretary